Investor Presentation October 10, 2012

Forward looking statements Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements which speak only as of the date hereof. We do not undertake to update or revise any forward- looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. 2

Today’s presenters 3 Elizabeth Smith Chairman and Chief Executive Officer David Deno Executive Vice President, Chief Financial Officer Joe Hartnett Vice President – Risk Management Dexter Newman Vice President – Treasurer

Agenda 4  Introduction and Transaction Overview  Company Overview  Growth Strategy  Key Credit Highlights  Historical Financials  Summary of Terms and Timeline  Closing Remarks and Q&A

5 Introduction and Transaction Overview

Executive summary 6 Company Overview  OSI Restaurant Partners, LLC (“OSI”, “OpCo” or the “Company”) is one of the largest casual dining restaurant companies in the world  5 founder-inspired concepts with 1,450 restaurants across 49 states and 21 countries and territories  LTM revenue of $3,920 million and Adjusted EBITDA of $367 million Transaction Overview  New $225 million Revolving Credit Facility (“Revolver”)  New $1,000 million Term Loan B  Proceeds from the transaction will be used to refinance the existing credit facilities and pay fees and expenses  Pro forma for the transaction net secured OpCo leverage is 2.5x, net OpCo leverage is 2.6x and total rent adjusted net OpCo leverage is 4.4x

Transaction overview 7  New $225 million revolver  $1,000 million new TLB  Proceeds of the new facilities will be used to refinance the Company’s working capital revolver, pre-funded revolver and existing term loan ($ in millions) Sources Uses New revolving credit facility ($225mm) $45 Pre-funded revolving credit facility $25 New term loan B 1,000 Term loan B paydown 1,005 Cash on balance sheet 7 Estimated fees, expenses and OID 22 Total sources $1,052 Total uses $1,052

Transaction overview (continued)

Pro forma capitalization *($ in millions)*	Existing	Net Mult. xEBITDA/R	Adjustment	Pro forma	Net Mult. xEBITDA/R
Cash and equivalents[1][2][3]	$124		(7)	$117	
Pre-funded revolving credit facility[2]	25		(25)	-	
New revolving credit facility ($225mm)	-		45	45	
Existing Term Loan B[3]	1,005		(1,005)	-	
New Term Loan B	-		1,000	1,000	
Secured OpCo net debt	**$906**	**2.5x**		**$928**	**2.5x**
Other notes payable	34			34	
Total OpCo net debt	**$940**	**2.6x**		**$962**	**2.6x**
Rent adjusted OpCo net debt[4]	***$2,442***	**4.4x**		***$2,464***	**4.4x**
LTM 6/30/12 OpCo EBITDA	$367			$367	
LTM 6/30/12 OpCo rent	188			188	
LTM 6/30/12 OpCo EBITDAR	555			555	
LTM 6/30/12 OpCo capital expenditures				$152	
PF OpCo total cash interest expense[5]				56	
Total OpCo EBITDA / Total interest expense				6.5x	
(Total OpCo EBITDA - Capex) / Total interest expense				3.8x	

(1) Pro forma for net proceeds from Bloomin' Brands' IPO and senior notes redemption
(2) Pro forma for proceeds from draw on the pre-funded revolving credit facility.
(3) Pro forma for scheduled amortization on Existing Term Loan B
(4) Total rent expense capitalized at 8x
(5) Includes cash interest expense from outstanding L/C facilities

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9 Company Overview

10 10 Business Overview

Differentiated brands with leading market positions $3.9 bn Sales Revenue by Concept(3) 11 Diversified Brand Portfolio Brand Market Position (1) Locations 775 #1 231 #2 162 #2 64 #4 Brazil / Korea 62% 18% 12% 6% 2% 196 #1 (2) (1) Per Technomic and Euromonitor International (2) Includes joint venture restaurants (3) LTM 6/30/2012 (4) Includes 22 Roy’s restaurant locations Total: 1,450 (4)

BLMN revitalization plan introduced Q4 2009  Enhanced Brand Competitiveness  Elevated Organizational Effectiveness  Strengthened Restaurant Operating Performance  Continuous Productivity Mindset to Fund Growth 1 2 3 4 12

Enhanced brand competitiveness across all touch points 13 1 Menu Innovation  Lighter, broader appeal  >60 new menu items since 2010 many less than 600 calories Price  Introduced lower price point items rather than discounting  Outback value rating up 69% ’09 – ’12(1) Ambience  Lively, contemporary  Portfolio remodels, focus on Outback Marketing  Repositioning across all brands  Increased LTO’s, unique promotions  Significantly improved ROIs Service  Complete diagnostic  Detailed scorecards  SMG customer surveys Customer (1) Increase since inception of SMG tracking from Feb 2009 through June 2012

` 14 Innovative Promotions: 14 Overall Satisfaction – % Top Box(1) Fresh, real, spirited, together Superior Brand: Strong Customer Experience: 2012 Consumer Picks Top CDR: #8 (1) Represents the percentage of respondents that rated Outback as “excellent” for overall satisfaction 63% 69% 72% 74% Q2 '09 Q2 '10 Q2 '11 Q2 '12 Full Service Best Steak: #1 • 2009, 2010, 2011, 2012 Additional 2012 Honors: • Most Popular • Best Overall Value

Broad, innovative menu provides universal appeal beyond signature steak 15

Upgraded ambience to match the food 16 After Before

Warm, authentic, fresh, welcoming Ambience & Value: Superior Brand: Great Food: 2012 Consumer Picks Top CDR: #5 17 • Best Pasta • Top Service • Top Overall Additional 2012 Honors: 2012 Overall Full-Service Italian: #1

18 Innovative, independent, polished, unique Hottest concept in casual dining: 2012 Consumer Picks Seafood CDR: #1 2012 Golden Chain Award 2012 Operator of the Year • Most Popular • Top Food • Best Seafood • Top Service • Top Overall • Top Facilities 2012 Honors in Six Categories:

19 Stylish, lively, inviting 2012 Best Chain Wine Program 2012 Best Spirits Program 2012 Wine Spectator Award Leading Wine & Spirits Program: Upscale Ambiance & Dining:

2 Elevated organizational effectiveness

Group	Executive	Title	BLMN Tenure (yrs)	Past Experience
	Elizabeth Smith	Chairman & Chief Executive Officer	<3	• Avon Products: President • Kraft Foods NA: President US Beverages & Grocery
Concept Presidents	Jeff Smith	Outback President	22	• Bonefish: Vice President Operations
Concept Presidents	David Berg	International President	1	• GNC: COO, EVP Global Development • Best Buy: International COO, Assoc. General Counsel
Concept Presidents	Steve Shlemon	Carrabba's President	22	• Carrabba's: Vice President Operations • Outback: Franchise Partner
Concept Presidents	John Cooper	Bonefish President	23	• Outback: Joint Venture Partner
Concept Presidents	Skip Fox	Fleming's President	11	• La Madeleine French Bakery & Café: VP/Operations & New Concepts • ClubCorp: Executive VP
Concept Presidents	Mark Running	Roy's President	12	• Morton's of Chicago: Vice President Operations • Capital Grille: COO
Functional Leadership	David Deno	Chief Financial Officer	<1	• Best Buy: President of Asia and International CFO • Yum! Brands: CFO
Functional Leadership	Jody Bilney	Chief Brand Officer	5	• Charles Schwab & Co: Chief Marketing Officer
Functional Leadership	Joe Kadow	Chief Legal Officer	18	• Baker & Hostetler: Partner
Functional Leadership	Mike Nolan	Chief Development Officer	<1	• Panera: Chief Development Officer
Functional Leadership	Dirk Montgomery	Chief Value Chain Officer	6	• Bloomin' Brands: CFO • Sara Lee Meats: VP of Supply Chain Management
Functional Leadership	Dave Pace	Chief Resource Officer	2	• Starbucks Coffee Co: President of Partner Resources • Yum! Brands: HR & Operations Executive
Functional Leadership	Roger Chacko	Chief Strategy & Market Intelligence Officer	2	• USAA: EVP & Chief Marketing Officer • Mars: SVP of Competitive & Category Intelligence
Functional Leadership	John Li	Senior Vice President Research & Development	2	• Kraft Foods: Culinary Director

Senior Team Combines Strong Operational Leadership With Functional Expertise

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Strengthen restaurant level operating performance 21 Entrepreneurial Culture  Managing Partners have Skin in the game  Incented for growth Highly Attentive Service  Customer surveys implemented in 2009 (SMG)  Comprehensive training program Experienced Field Team  Core brand Presidents average 20 years with BLMN  Regional field management team averages over 13 years with BLMN Differentiated Execution 3 SMG Overall Satisfaction Scores Index June 2012 Bonefish Grill 109 Carrabba’s 109 Outback 106 Avg of SMG CDR set 100

$48 $75 $46 $43 $50 2008 2009 2010 2011 2012E Continuous productivity mindset  Dedicated team with cross-functional commitment at senior level  Long-range productivity plans developed across 5 key areas: • Sourcing scale • Food cost reduction • Supply chain efficiencies • Headcount and labor cost optimization • Facilities management  Cost savings achieved while improving guests’ quality perceptions 22 Annual Productivity Savings ($ in millions) Cumulative Cost Savings Achieved 2008-2011-$212 million 4

(2.8%) 3.6% 3.0% 2.5% 4.3% 1.8% 6.0% 3.9% 5.3% 2.3% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 1.1% 0.6% 4.9% 5.4% 3.9% 4.8% 6.3% 3.6% 4.3% 1.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 3.5% 5.6% 7.6% 9.3% 9.6% 10. % 7.4% 5.9% 6.2% 2.1% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 23 Source: Company filings 2010 2011 2012 2010 2011 2012 2010 2011 2012 (2.3%) (1.2%) 0.8% 0.6% 1.3% 2.1% 1.3% 1.4% 2.0% 0.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 Knapp Track Casual Dining Revitalization plan has driven strong comp growth

1.9% 2.0% 2.5% 7.0% 6.8% 6.9% 6.7% 4.6% 3.9% 0.7% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 24 24 Source: Company filings 2011 2012 (0.1%) 3.7% 4.7% 9.3% 7.9% 7.4% 6.5% 5.3% 3.4% 4.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 Knapp Track High End Steak Houses Revitalization plan has driven strong comp growth 2010 2010 2011 2012 5.2% 9.0% 7.3% 18.4% 11.4% 9.9% 10.1% 0.3% 5.4% 6.8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 (0.8%) 3.6% 4.2% 5.0% 5.4% 4.0% 6.5% 3.8% 5.2% 2.4% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Core Domestic Blended Comps 2010 2011 2012

25 Growth Strategy

Platform for disciplined growth Continuous Productivity Mindset to Fund Investment Build Scale, Infrastructure and Systems 1 Grow Comp Sales & Profitability 2 Accelerate Domestic & International Growth 26

 Expand occasions and frequency, with a focus on $24 Billion domestic lunch segment  Continue to deliver outstanding brand experience vs. competition • Refreshed marketing to drive higher ROI’s  Strong remodel program to support comp growth • 400-450 Outback units renovated thru 2013 program; driving approximately 3% traffic lift • Carrabba’s unit remodel: Test 11 in 2012, begin rollout in 2013 Grow comp sales & profitability 27 1 Lunch 29% Dinner 71% CDR Industry % of Lunch

28  Focus on growing in existing markets with significant presence such as South Korea, Brazil and Hong Kong  Actively pursue opportunities in other high priority markets such as China, Mexico and other Latin American countries  Preference for company-owned / joint venture arrangements in high priority markets rather than franchises – a key point of differentiation International Opportunities U.S. Opportunities 2  Bonefish Grill expansion – 20+ unit growth in 2012  Carrabba’s expansion – 14 – 17 new units planned for the next 2 years  Outback asset optimization Unit growth opportunities

Infrastructure in place to support total new unit growth of 5%+ per annum with attractive unit economics 29 7 ~30 5 ~5 12 ~35 2011A 2012E International Domestic % Unit Growth (1) <1% ~3% New Unit Potential Source: Company data Note: March 2012 FX rate used for US$ conversion on international figures (1) Annual change in company-owned and JV units (2) Amounts shown reflect full maturity sales run rate, which is established within six months of opening (3) Pre-tax ROI includes depreciation, advertising expenses, pre-opening expenses and corporate overhead allocations Attractive New Unit Economics (Korea) (Brazil) Long Range Goal: 5%+ Average Unit Cash Pre-opening Pre-tax Volume(2) Invest. Expense ROI(3) $3,150 $1,475 $175 21% $3,000 $1,900 $175 17% $2,045 $922 $134 24% $5,353 $2,511 $219 29%

30 30 Transformation of Bloomin’ Brands Then Now 100% sponsor owned company Public company with a market cap of ~$2 billion Highly leveraged company 6.1x OpCo rent adjusted leverage at 2007 LBO Modest OpCo rent adjusted leverage of 4.4x pro forma Reliant solely on debt markets for capital Additional sources of capital available from equity and equity-linked markets Capital structure with near term maturities (RC due 2013, term loan due 2014, senior notes due 2015, CMBS due 2012) No near term maturities (CMBS due 2017, RC due 2017, term loan due 2019). Senior management team consisted of four individuals, led by co-founder of Fleming's Increased management depth by adding senior executives to build a team that drives innovation, productivity and scale efficiencies Sales of $3.5 billion with Adj. EBITDA of $305 million in 2009 Expanded sales to $3.9 billion with Adj. EBITDA of $367 for LTM 6/30/12

31 Key Credit Highlights

Key credit highlights 32 Diversified portfolio of market leading brands 1 Strong free cash flow generation and track record of deleveraging 4 Consistent growth in margins with additional room for improvement 3 Significant opportunities for disciplined growth 5 Culture of continuous innovation and drive for productivity gains 2

LTM sales ($mm) 2,085 693 466 249 83(1) 344 % of Total 53% 18% 12% 6% 2%(1) 9% Average check size ($) 20 21 23 68 57 -- Description Casual dining steakhouse Authentic Italian casual dining Upscale casual seafood Contemporary prime steakhouse Pacific Rim fine dining Outback with local touch # Locations 775 231 162 64 22 196 Market share #1 #2 #2 #4 NA #1 Q2 2012 comp 2.3% 1.5% 2.1% 6.8% 0.7% -- Q1 2012 comp 5.3% 4.3% 6.2% 5.4% 3.9% -- 33 33 LTM sales ($mm) 3,920 LTM EBITDA ($mm) 367 # Locations 1,450 Q2 2012 domestic comp 2.4% Q1 2012 domestic comp 5.2% Diversified portfolio of market leading brands 1 (1) Includes “Other” revenue

34 Sourcing Scale Food Cost Reductions Supply Chain Labor Optimization  Strategic partnerships  SKU reduction & specification standardization  Implementing new systems and tools to minimize waste  Continue to work with supply chain partners to reduce overall food costs without affecting quality  Improved inbound and outbound freight logistics and implementing electronic invoicing  Enhanced distribution management and better demand forecasting processes  Apply purchasing disciplines to larger share of goods and services purchased  Implementing a plan to optimize staff scheduling and improve efficiencies in service  Company has identified and tested new front of house service models that improve both service and efficiency  Implementing enterprise-level policies and service contracts that reduce rates on repairs and maintenance at restaurants  Also reducing energy usage Restaurant Facilities Pipeline of Proven Best Practices with Savings Potential of $75 -$100 Million Already Identified Beyond 2012 Culture of continuous innovation and drive for productivity gains 2

Adjusted EBITDA Margins Over Time 35 (1) Includes Bravo Brio, Brinker, Cheesecake Factory, Darden and Texas Roadhouse (2) LTM as of 6/30/12 (2)  Consistent improvement in EBITDA margins in recent years  Opportunity to expand margins and improve productivity vs. peers, driven by: • Long runway on productivity initiatives • Increased fixed cost leverage as we grow existing AUVs  Headroom for prudent price increases to offset commodity inflation • OSI’s 2010–2011 pricing trailed peer group • Plan modest increases going forward 3 Consistent growth in margins with additional room for improvement 8.7% 8.8% 9.0% 9.4% 12.2% 11.7% 12.2% 12.2% 2009 2010 2011 LTM OSI Peer average (1)

Strong free cash flow generation and track record of deleveraging 36 Free Cash Flow(1)(2) Net OpCo Leverage Adjusted OSI EBITDA / Interest Expense (Adjusted OSI EBITDA - Capex) / Cash Interest Expense ($ in millions) (1) Free cash flow defined as EBITDA less capital expenditure less cash interest expense (2) Recent decline in FCF driven by increased capex 4 49 155 179 168 159 0 40 80 120 160 200 2008 2009 2010 2011 PF LTM 6/30/12 2.3x 3.3x 4.0x 6.2x 6.5x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 2008 2009 2010 2011 PF LTM 6/30/12 5.0x 4.0x 3.4x 2.8x 2.6x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2008 2009 2010 2011 PF LTM 6/30/12 1.4x 2.7x 3.2x 4.0x 3.8x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 2008 2009 2010 2011 PF LTM 6/30/12

Significant opportunities for disciplined growth 37 5 3%+ Same Store Sales growth 7%+ Revenue growth 13%+ Operating Income growth 20%+ Net income growth  Expand share of occasions and increase frequency  Improve promotional marketing to drive traffic  Remodel restaurants  Pursue domestic development focused on Bonefish Grill and Carrabba’s Drivers Long-Term Goals

Historical Financials 38

Consistent growth in revenue and EBITDA 39 Source: Company filings. Note: Financial results are as reported. (1) 2009 excludes 34 Cheeseburger in Paradise locations that were sold and de-consolidated. OSI Total Revenue ($ in millions) ($ in millions) OSI Adjusted EBITDA $305 $319 $345 $367 8.7% 8.8% 9.0% 9.4% $200 $220 $240 $260 $280 $300 $320 $340 $360 $380 $400 FY 2009 FY 2010 FY 2011 LTM 6/30/2012 Growth % vs. Prior Year 4.6% 8.1% 7.4% (1) (1) $1,957 $1,977 $2,044 $2,085 $635 $655 $684 $693 $375 $404 $442 $466 $279 $288 $347 $344 $200 $224 $242 $249 $80 $80 $82 $83 $3,526 $3,628 $3,841 $3,920 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 FY 2009 FY 2010 FY 2011 LTM 6/30/2012 Outback Domestic Carrabba's Bonefish Grill Outback International Fleming's Roy's & Other Growth % vs. Prior Year 2.9% 5.9% 5.3%

Continued excellent performance in Q2 2012 40 Source: Company filings and projections. Note: Financial results are un-audited. Total revenues increased by 2.6% to $981 million This increase was primarily due to traffic increases driven by – Menu innovations and promotions – Improvements in customer service – Weekend lunch expansions at Outback Steakhouse and Carrabba’s Italian Grill – Additional renovations at Outback Steakhouse  Sales also increased due to the addition of 15 new locations that were not included in the comparable restaurant sales base Blended domestic comparable restaurant sales for Company-owned restaurants grew by 2.4% for the Company’s four core concepts  Gross margins remain relatively flat with EBITDA margins expanding 100bps year over year Capex increased due to renovations on domestic Outback restaurants and new openings Three months 2011 2012 Change Sales $956 $981 $25 COGS 305 315 10 Gross profit $651 $666 $15 % margin 68.1% 67.9% Adjusted EBITDA $81 $93 $11 % margin 8.5% 9.5% Capex $29 $46 $17 % sales 3.0% 4.7% ending June 30,

Minimal maintenance capex with continued investment in the business 41 ($ in millions) Source: Company filings $23 $29 $33 $42 $44 $101 $29 $28 $79 $108 $124 $58 $60 $121 $152 $0 $20 $40 $60 $80 $100 $120 $140 $160 FY 2008 FY 2009 FY 2010 FY 2011A LTM 6/30/12 OSI Maintenance Capex OSI Growth Capex

Strong and stable free cash flow 42 PF LTM ($ in millions) 2009 2010 2011 6/30/12 EBITDA $305 $319 $345 $367 Less: cash interest 92 80 56 56 Less: maintenance capex 29 33 42 44 Less: growth capex 29 28 79 108 Free cash flow $155 $179 $168 $159

Bloomin' Brands IPO
August 7, 2012

- Offer price: $11.00
- Shares offered:
  - 14,200,000 primary
  - 4,200,000 secondary
- Public offering size: $202 million
- Use of proceeds: net proceeds together with cash on hand were used to retire all of the Company's 10% notes due 2015
- Pro forma ownership:
  - Bain Capital: 55.8%
  - Catterton: 11.6%
  - Insiders: 13.7%
  - Public: 19.0%
- Current equity value: $1,862 million(1)
- Current enterprise value: $3,366 million(1)
- TEV / LTM Adj. OpCo EBITDA: 9.2x(1)
- TEV / 2012E Adj. OpCo EBITDA: 8.6x(1)(2)

Share Price Performance



$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
8/7/2012
8/21/2012
9/4/2012
9/18/2012
10/2/2012
September 4, 2012: announced positive Q2
August 7, 2012: IPO at $11.00 per share
September 7, 2012: announced exercise of underwriters' option to purchase additional shares

Key Investment Highlights

- ✓ Strong market position with highly recognizable brands
  - Market leadership in each of the core restaurant concepts domestically and in core international markets
- ✓ Diversified portfolio with global presence
  - Restaurants located across 49 states and 21 countries and territories
- ✓ Compelling customer experience
  - Great food, attentive service and lively and contemporary ambience at attractive prices
- ✓ Business model focused on continuous innovation and productivity
- ✓ Experienced executive and field management teams

Note: All values pro forma for full exercise of over-allotment option, not pro forma for proposed transaction
(1) Based on share price of $15.38 as of 10/05/12
(2) 2012E EBITDA based on Bloomberg consensus

43

44 Summary of Terms and Timeline

Summary of terms 45 Borrowers: OSI Restaurant Partners, LLC (the “Borrower”) Guarantees: The Senior Secured Credit Facilities shall be unconditionally guaranteed on a senior secured basis by the Company and, subject to certain exceptions, each of its direct and indirect wholly-owned domestic subsidiaries Security: The Senior Secured Credit Facilities shall be secured by a first priority interest in substantially all domestic tangible and intangible assets (including capital stock of subsidiaries) of the respective Borrowers and the Guarantors Facility: Tranche Amount Coupon OID LIBOR floor Maturity Unused fee Revolver $225m TBD TBD None 5 years 50bps Term Loan B $1,000m TBD TBD 1.25% 7 years -- Amortization: 1% per annum; bullet at maturity Optional Redemption: 101 “soft-call” protection; without premium or penalty thereafter Mandatory Pre-payments: Including but not limited to 100% of proceeds from asset sales and insurance proceeds; 100% of net proceeds from issuances of debt; and 50% of annual excess cash flow with step downs TBD Accordion $350mm plus up to 3.0x net 1st lien leverage ratio (50bps MFN with 18-month sunset) Financial Covenants: Term Facility: None Revolving Facility: Maximum Total Net Leverage Ratio of 6.00:1.00, stepping down to 5.00:1.00 over four years Other Covenants: Other covenants customary for transactions of this nature, including, but not limited to: (i) limitation on debt, (ii) limitation on mergers and acquisitions, (iii) limitation on restricted payments, (iv) limitation on asset sales, (v) limitation on liens, and (vi) limitations on transactions with affiliates

Organizational structure 46  Owns 261 restaurants  $500M CMBS matures April 2017 at 6.1% weighted average interest rate at time of financing Bloomin’ Brands 100% ownership Master Lease  Operates 1,450 restaurants  $225M New Revolver  $1,000M New Term Loan B  $34M Other Notes Payable 100% ownership OSI Restaurant Partners “OpCo” (borrower / operating company) New Private Restaurant Properties “NewPRP” (real estate) Summary of Organizational Structure  Nasdaq: BLMN  Market cap of ~$2 billion

Transaction timeline 47 October 5th • Announce transaction October 10th • Bank meeting October 19th • Commitments due from lenders October 26th • Closing and funding October 2012 28 S 7 14 21 M 8 15 22 29 1 T 9 16 23 30 2 W 10 17 24 31 3 T 11 18 25 4 F 12 19 26 5 S 13 20 27 6 Holiday Key date

48 Closing Remarks and Q & A

Summary 49  Diversified portfolio of market leading brands  Culture of continuous innovation and drive for productivity gains  Consistent growth in margins with additional room for improvement  Strong free cash flow generation and track record of deleveraging  Significant opportunities for disciplined growth

50 Appendix

Adjusted EBITDA reconciliation 51 LTM ($ in millions) 2009 2010 2011 6/30/2012 EBITDA $257 $247 $297 $325 Impairments, closings and disposals 98 10 8 11 Stock-based and other compensation expense 49 35 25 26 Non-cash rent expense 21 19 20 13 Income from operations of unconsolidated affiliates, net (2) (5) (8) (6) Pre-opening expense 3 2 4 5 Management fee 10 10 9 8 Unusual and non-recurring expenses 24 (1) (28) (33) Other, net (155) 2 18 18 Adjusted EBITDA $305 $319 $345 $367